SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 29, 2004

(Date of earliest event reported)

THE NAUTILUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

THE NAUTILUS GROUP, INC.

FORM 8-K

Item 5. OTHER EVENTS

On April 29, 2004, The Nautilus Group, Inc. issued a press release announcing first quarter 2004 earnings and second quarter 2004 earnings estimates. The press release also included the declaration of the regular quarterly dividend for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibit is furnished herewith and this list constitutes the exhibit index:

	Exhibit No.	Description
	99	The Nautilus Group, Inc. Press Release, dated April 29, 2004, announcing first quarter 2004 earnings and second quarter 2004 earnings estimates, and declaring the regular quarterly dividend for the second quarter of 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2004, The Nautilus Group, Inc. issued a press release announcing first quarter 2004 earnings and second quarter 2004 earnings estimates. The press release also included the declaration of the regular quarterly dividend for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAUTILUS GROUP, INC.
(Registrant)

April 29, 2004	By:	/s/ Rod W. Rice
(Date)		Rod W. Rice, Chief Financial Officer, Treasurer and Secretary